BillingTree Acquisition Overview May 2021 Exhibit 99.2

Repay Holdings Corporation (“REPAY” or the “Company”) is required to file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”) Such filings, which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect REPAY’s business, results of operations and financial condition. Forward-Looking Statements This presentation (the “Presentation”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, REPAY’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, REPAY’s updated 2021 outlook, anticipated benefits from, and the expected timing for completion of, the BillingTree acquisition, the impact of the restatement, the effects of the COVID-19 pandemic, expected demand on REPAY’s product offering, including further implementation of electronic payment options and statements regarding REPAY’s market and growth opportunities, and our business strategy and the plans and objectives of management for future operations. Such forward-looking statements are based upon the current beliefs and expectations of REPAY’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. In addition to factors previously disclosed in REPAY’s reports filed with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2020, as amended, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: any inability to integrate and/or realize the benefits of the BillingTree acquisition, including expected synergies; events that could rise to termination of the definitive acquisition agreement, including by reason of the failure to obtain necessary governmental approvals or to satisfy other closing conditions; that the announcement of the proposed acquisition could disrupt REPAY’s or BillingTree’s relationships with financial institutions, customers, employee or other business partners; exposure to economic conditions and political risk affecting the consumer loan market, the accounts receivable management industry and consumer and commercial spending; the impacts of the ongoing COVID-19 coronavirus pandemic and the actions taken to control or mitigate its spread (which impacts are highly uncertain and cannot be reasonably estimated or predicted at this time); a delay or failure to integrate and/or realize the benefits of REPAY’s other recent acquisitions; changes in the payment processing market in which REPAY and BillingTree compete, including with respect to the applicable competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY and/or BillingTree target, including the regulatory environment applicable to those customers; risks relating to REPAY’s and BillingTree’s relationships within the payment ecosystem; risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to REPAY; and the risk that REPAY may not be able to develop and maintain effective internal controls. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information set forth herein speaks only as of the date hereof in the case of information about us or the date of such information in the case of information from persons other than us, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this prospectus. 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However, Adjusted EBITDA is not a financial measure calculated in accordance with GAAP and should not be considered as a substitute for net income, operating profit, or any other operating performance measure calculated in accordance with GAAP. Using a non-GAAP financial measure to analyze REPAY’s business has material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in REPAY’s industry may report measures titled Adjusted EBITDA or similar measures, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. 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REPAY's Acquisition of BillingTree

REPAY

Strategically Compelling Combination

- **BillingTree enhances REPAY's position in large and attractive growth markets**
  - Leading **omni-channel, integrated payments processor** in biller direct verticals
  - Established player in Healthcare, Credit Unions, and Accounts Receivable Management ("ARM") verticals
  - Further **diversifies REPAY's vertical mix**
- **Acquisition expands REPAY's scale and client base**
  - **~$4.4Bn card payment volume**[1] from 1,650+ clients
  - 2021E revenue of ~$60MM and **Adjusted EBITDA of ~$26MM before synergies**[1]
- **Highly complementary business profile that further expands REPAY's software partner relationships**
  - **~50 ISV integrations** – integrated into numerous software suites across each core vertical

Attractive Financial Profile

- **BillingTree has a predictable transaction-based recurring model**
  - Average gross volume retention of 98% and **net volume retention of 110%** since 2018
  - 2021E **gross margin of 80%+** and **Adjusted EBITDA margin of ~43%**, before synergies
- **Transaction will be immediately accretive to Adjusted EPS in 2021 before synergies**
- **Additional shareholder value creation from synergy opportunities**
  - Expect **~$5MM of run-rate cost savings** annually, achieved by 2022E
  - Further upside potential from non-personnel related cost savings

1) 2021E metrics expected by BillingTree

REPAY
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Transaction Summary

REPAY

Purchase Price and Multiple	• Purchase price of $503MM, consisting of $275MM in cash and $228MM in stock (~10MM shares)[1] • Effective purchase price of $483MM, including ~$20MM of estimated tax benefits – 18.6x EV/2021E Adjusted EBITDA[2] – 15.6x EV/2021E Adjusted EBITDA including synergies [2]
Synergies	• Expected $5MM of run-rate cost savings annually, achieved by 2022E • Cost savings opportunities include lower processing costs and reduction in headcount through streamlining positions in various departments
Funding	• Cash consideration funded through cash on balance sheet • Expected post-transaction Net debt / LTM Adjusted EBITDA of 2.9x [3] • Stock consideration paid in the form of newly issued Class A common stock
Approval and Timing	• Transaction is expected to close by the end of the second quarter of 2021, subject to antitrust clearance and other customary closing conditions

1) Number of shares issued calculated based on the 12-day VWAP at signing.
2) Represents multiples based on adjusted purchase price including estimated value of tax benefits of ~$20MM and a 2021E Adjusted EBITDA of $26MM. Based on purchase price excluding tax benefits, this represents an EV/2021E Adjusted EBITDA multiple of 19.3x before synergies and an EV/2021E Adjusted EBITDA multiple of 16.2x including $5MM of run-rate synergies.
3) Denotes net leverage, including $5MM of run-rate synergies, as of 4/30/21. Based on pro forma metrics for BillingTree, assuming full-year contribution of recent acquisitions.

REPAY Realtime Electronic Payments
4

BillingTree Highlights Patient engagement and payments platform for healthcare Omni-channel, integrated payment processing platform

BillingTree's Core End Markets

REPAY

Healthcare	ARM	Credit Unions	Energy
Secure, cloud-based healthcare payment and software platform with purpose-built vertical product capabilities	*Deep domain expertise and tailored solutions with omni-channel payment options*	*Focus on various loan types with proprietary debit-only low-cost routing functionality*	*Specialized capabilities for fuel oil and propane dealers with bundled software & payments offering*
$420Bn TAM(1)	$70Bn TAM(1)	$185Bn TAM(1)	$30Bn TAM(1)
40%+ Of 2021E Card Payment Volume	40%+ Of 2021E Card Payment Volume	<10% Of 2021E Card Payment Volume	<10% Of 2021E Card Payment Volume

Select Integration Partners

Healthcare	ARM	Credit Unions	Energy
Open Practice Solutions, BDHC, SuiteRx, Speed Script POS, mogo, mediastream, Epic, Etactics	FICO, Mnet, GENESYS, simplicity collection software, Renkim, CSS IMPACT	Bankjoy, KASASA, meridianlink, TEMENOS	CARGAS, AWE, Blue Cow Software

1) Source: Third-party research and management estimates.

REPAY

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Gross Profit BillingTree's Operating and Financial Performance Denotes Adjusted EBITDA before synergies. Card Payment Volume(2) (in $Bn) ($MM) ($MM) Card Payment Volume Adjusted EBITDA(1)

Acquisition Enhances Scale and Business Mix

REPAY


Loan Re payment
~50% of card payment volume
B2B
~20% of card payment volume
ARM
~10% of card payment volume
Other
~10% of card payment volume
Healthcare
~10% of card payment volume
REPAY
Realtime Electronic Payments
+
BillingTree

Loan Repayment

- Market leader in personal loans, automotive loans and mortgage servicing
- Blue chip ISV partnerships and 4,000+ merchants, including 180+ credit unions
- Recent expansions into adjacent Buy-Now-Pay-Later vertical as well as Canada

Healthcare

- Emerging software and payments platform in large and growing $420Bn[1] healthcare payments market
- Comprehensive, streamlined payments acceptance and communications solutions

B2B

- One-stop shop B2B payments solutions provider, offering AP automation and B2B merchant acquiring solutions
- Integrations with ~50 leading ERP platforms, serving a highly diversified client base across a wide range of industry verticals

ARM

- Deep domain expertise and tailored solutions
- Omni-channel payment options integrated into 100% of solution providers

Other

- Expanding presence in nascent markets with increasing card penetration (i.e., energy)
- Best-in-class processing technology solutions for ISOs, acquirers and owned merchants

$22Bn+[2]	$245MM+[2]	$105MM+[2]	175+
Card Payment Volume	Revenue	Adjusted EBITDA	ISVs

1) Represents out-of-pocket payments to providers.
2) Denotes pro forma figures including full 2021E BillingTree contribution (i.e., assuming the acquisition closed on January 1, 2021), including $5MM run-rate synergies, and expected full year contributions from REPAY's base business.

REPAY
Realtime Electronic Payments
8

Transaction Meets REPAY's Key Investment Criteria

REPAY

REPAY
Realtime Electronic Payments

+

BillingTree

Criteria	Details
✓ **Strong Market Dynamics**	• $420Bn Healthcare payments TAM, $185Bn Credit Union TAM, $70Bn ARM TAM, and $30Bn Energy TAM[(1)] • Underpenetrated verticals with increasing electronic payments adoption
✓ **Strategic Fit**	• Expands scale and presence in attractive verticals • Complementary payments monetization model • Further diversifies REPAY's vertical mix • Integrated into multiple software suites across each core vertical
✓ **Attractive Financial Profile**	• BillingTree has had average net volume retention of 110% since 2018 • Predictable, transaction-based recurring revenue model • BillingTree expects robust 2021E gross margin of 80%+ and Adjusted EBITDA margin of ~43%
✓ **Value Creation Opportunities**	• ~$5MM run-rate annual cost savings by 2022E • Synergy potential from processing costs and opex savings • Further upside potential from non-personnel related cost savings
✓ **Attractive Valuation**	• EV / 2021E Adjusted EBITDA multiple of 18.6x and including synergies multiple of 15.6x[(2)] • Immediately EPS accretive upon closing

REPAY
Realtime Electronic Payments

1) TAM estimates for BillingTree. Source: Third-party research and management estimates.
2) Represents multiples based on adjusted purchase price including estimated value of tax benefits of ~$20MM and a 2021E Adjusted EBITDA of $26MM. Based on purchase price excluding tax benefits, this represents an EV/2021E Adjusted EBITDA multiple of 19.3x before synergies and an EV/2021E Adjusted EBITDA multiple of 16.2x including $5MM of run-rate synergies.

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Impact to REPAY's 2021E Guidance Note: As reported metrics. Assumes BillingTree acquisition closes on 7/1/2021. Includes 6 months contribution of PF synergies. Card Payment Volume (2021E growth %) Gross Profit (2021E growth %) Adjusted EBITDA (2021E growth %) Revenue (2021E growth %) 2020A 2021E Previous Guidance 2021E Guidance Incl. BillingTree Contribution(1) $15.2Bn $19.9 – $20.4Bn (31 – 34%) $17.5 – $18.0Bn (15 – 18%) $155MM $210 – $220MM (35 – 42%) $178 – $188MM (15 – 21%) $114MM $159 – $165MM (40 – 45%) $134 – $140MM (18 – 23%) $68MM $91 – $96MM(2) (33 – 41%) $75 – $80MM (10 – 17%) Revised 2021E Guidance includes BillingTree contribution for 6 months Outlook increased for REPAY’s base business BillingTree Adjusted EBITDA contribution includes $2MM of PF synergies for 6 months